SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 15, 2004

FIRSTMERIT CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	0-10161	34-1339938
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification number)

III Cascade Plaza, 7th Floor Akron, Ohio	44308	(330) 996-6300
(Address of Principal Executive Offices)	(Zip Code)	(Telephone Number)

Copy to:

J. Bret Treier
Vorys, Sater, Seymour and Pease LLP
106 South Main Street, Suite 801
Akron, Ohio 44308
(330) 245-1153

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURE
Exhibit 99.1 Press Release

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	Text of FirstMerit Corporation Press Release dated January 15, 2004

Item 12. Results of Operations and Financial Condition

     On January 15, 2004, FirstMerit Corporation (the “Company”) announced financial results for the fiscal quarter and year ended December 31, 2003. A copy of the press release announcing the Company’s financial results for these periods is attached as Exhibit 99.1 hereto and incorporated by reference herein.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FirstMerit Corporation

Dated: January 15, 2004	By:	/s/ Terrence E. Bichsel

Terrence E. Bichsel, Executive Vice President and Chief Financial Officer